T. Rowe Price Inflation Protected Bond Fund

Supplement to Prospectus Dated October 1, 2019

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective February 1, 2020, Michael K. Sewell will join Stephen L. Bartolini as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Mr. Sewell joined T. Rowe Price in 2004. Effective February 1, 2021, Mr. Bartolini will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Sewell will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective February 1, 2020, Michael K. Sewell will join Stephen L. Bartolini as Cochairman of the fund’s Investment Advisory Committee. Mr. Sewell joined the Firm in 2004 and his investment experience dates from 2006. During the past five years, Mr. Sewell has served as a fixed income trader and an associate portfolio manager (beginning in March 2018) on the U.S. Inflation Protected Bond, U.S. Short-Term Inflation Focused Bond, U.S. Treasury Intermediate-Term Bond, and U.S. Treasury Long-Term Bond Strategies with the Firm. Effective February 1, 2021, Mr. Bartolini will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Sewell will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is December 17, 2019.

F147-041 12/17/19